Supplement to the
Fidelity® Four-in-One Index Fund
April 28, 2018
STATEMENT OF ADDITIONAL INFORMATION

The following information supplements information found in the “Management Contracts” section.

The following table provides information relating to other accounts managed by Ms. Foley as of April 30, 2018:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	1	none	none
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$5,918	none	none
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Fidelity® Four-in-One Index Fund ($5,918 (in millions) assets managed).

As of April 30, 2018, the dollar range of shares of Fidelity® Four-in-One Index Fund beneficially owned by Ms. Foley was none.

IDVB-18-01 1.730856.117	June 21, 2018